UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877

Z Seven Fund, Inc.
(Exact name of registrant as specified in charter)

1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Address of principal executive offices)      (Zip code)

Barry Ziskin, 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Name and address of agent for service)

Registrant's telephone number, including area code: 480-897-6214

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SECOND QUARTER REPORT

DRAFT

PERIOD ENDED

JUNE 30, 2007 (Unaudited)

1.

ACCOUNTING PROCEDURES:

RELIABILITY & CONSERVATISM

2.

CONSISTENCY OF OPERATING

EARNINGS GROWTH

3.

STRENGTH OF INTERNAL

EARNINGS GROWTH

4.

BALANCE SHEET:

WORKING CAPITAL

5.

BALANCE SHEET:

CORPORATE LIQUIDITY

6.

RECOGNITION:

OWNER DIVERSIFICATION

7.

VALUE: P/E UNDER 10

General Information

The Fund

Z-Seven Fund, Inc. (the “Fund”) is a non-diversified, open-end management investment company organized as a Maryland corporation.  From December 1983 to July 2007 the Fund was registered as a closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

The Fund is managed by TOP Fund Management, Inc., (the “Adviser”) whose president is Barry Ziskin.

Net Asset Value Calculation

While it remains out intent to publish our Net Asset Value (NAV) weekly, there may be instances when we are unable to do so.

Forward Looking Statements

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund’s press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties.  Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Letter to Our Shareholders

Dear Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy.  In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2007 Second Quarter Results

It has been a reasonably successful quarter for Z-Seven Fund in countering the challenges of the late bull market with a defensive strategy that has meant our sacrifice of maximum short-term gain to protect ourselves from the bear market that is already “on borrowed time.”  Our N.A.V. increased 2% from $6.42 to $6.52 at June 30, 2007, during a period when market averages rose to new highs.

Our portfolio performance in the 2nd quarter makes the 18th time in 22 quarters that we achieved growth in Z-Seven’s investments, including the bear market year of 2002.

2007 Six-Month Results

In the six months ended June 30, 2007, our NAV also advanced approximately 2%.

Open-ending

The Fund’s shareholders voted on March 14, 2006 to approve all proposals at our special meeting of shareholders, including open-ending our fund. A prospectus (registration statement) has been filed with the Securities and Exchange Commission and may have already been sent to shareholders by the time this report is received.

I look forward to sharing our opportunities as an open-end fund. As for myself, the open-end structure allows me to buy additional Z-Seven shares no longer subject to securities law restrictions on purchases and sales, for myself and my children, and I enthusiastically plan on doing exactly that.

Outlook

It is my opinion that the worst for the stock market may not be over yet.  As outlined in our 2002 annual report and placed in historical perspective, I believed we would have a cyclical bull market that would last a few years into 2005 and possibly even 2006 but would then ultimately give way to the likelihood of a greater secular bear market.

 Well, it has stretched a tad longer than originally expected but, with all-time record low mutual fund cash of 3.9% of assets, there is little potential demand from this important source, even with all of the liquidity provided by the current merger and acquisition mania,

In February, the  NASDAQ, which, in  recent years, has led the New York Stock Exchange, made a significant top to their A/D (Advance/ Decline) Line and, ever since then, the declining stocks have had a significantly greater plurality over advancing issues. Moreover, just yesterday  (July 16), the Dow closed at an all-time high while nearly twice as many stocks declined as advanced on both the N.Y.S.E. and NASDAQ!

  We have prepared well thus far for what I believe to be only the beginning of a new and potentially very long and very deep bear market. Should the secular bear proceed, as I believe it shall, market averages, which may continue to fool people by extending their string of new highs, possibly throughout the remainder of 2007 or even into early 2008, have the potential to ultimately drop below the October 2002 lows. The NASDAQ A/D Line is already doing so. Because of the expanding number of stocks making new lows, I wouldn’t be surprised to see both the 2005 lows and the 2004 lows broken as early as by the end of next year (2008).

 Don’t be fooled by “low P/E ratios” on blue-chip indices heavily influenced by abnormally high earnings among oil companies, metals and other natural resource producers and other highly cyclical companies. These P/E ratios may look a lot higher when 2008 and/or 2009 earnings are reported, particularly if a recession wipes out the current inflation-induced earnings windfall. In the NASDAQ, where most companies don’t benefit directly from the rising price of oil and other natural resources, the current P/E ratio on last 12 months earnings now exceeds 40!

The US Dollar has been sinking to new lows and has fooled a lot of folks who think that certain commodities and asset classes are appreciating, when, in fact they only appear to be vs. a depreciating US Dollar. In times like this, we are even more fortunate to have many fine overseas investments.

While we will also be eagerly searching for new investment opportunities, very few quality growth companies are currently trading at attractive prices. Just as the most recent new investment was made in March 2003, when cascading prices in Tokyo enabled us to take advantage of a Japanese bargain opportunity, which more than doubled for us before being sold in just 2 3/4 years, we will have to be patient and wait for more good value opportunities in quality growth companies’ stock prices.

Sincerely,

Barry Ziskin

July 17, 2007

Z-Seven Fund, Inc.

Schedule of Investments

At June 30, 2007 (Unaudited)

Investment Securities (a)	Shares	Value
Common Stocks
Biotechnology-8.7%
Techne Corp. (b)	18,400	$1,052,664
		1,052,664
Confection-5.2%
Lindt & Sprungli AG	230	624,730
		624,730
Electronic Components-2.3%
Dialight PLC	70,084	278,412
		278,412
Industrial Audio/Video Products-2.6%
Ballantyne of Omaha, Inc. (b)	50,505	308,586
		308,506
Information & Research Services-13.7%
FactSet Research, Inc.	21,000	1,435,350
Forrester Research (b)	7,600	213,788
		1,649,138
Investment Managers-15.4%
Brewin Dolphin PLC	89,500	392,355
Rathbone Brothers PLC	58,000	1,461,579
		1,853,934
Manufacturing-4.0%
SKAKO Industries A/S	9,400	477,660
		477,660
Pharmaceuticals-7.3%
Novartis AG	3,960	222,944
UCB	11,052	654,516
		877,460

Z-Seven Fund, Inc.

Schedule of Investments (Continued)

At June 30, 2007 (Unaudited)

Investment Securities (a)	Shares	Value
Specialty Chemicals-12.7%
Balchem Corporation	58,050	$1,054,769
United Guardian, Inc.	40,400	477,124
		1,531,893
Total Common Stocks-71.9%
(Cost $3,761,011)		8,654,477

Options	Contracts
Mini Nasdaq 100 Index Puts @ $205, Expire Sept. 2007	70	81,200
Mini Russell 2000 Index Puts @ $92.50, Expire Sept. 2007	140	120,400
Total Options-1.7%
(Cost $186,270)		201,600

Short Term Investments
Now Preferred Cash Fund, to yield 4.28%, 7/2/07
Total Short Term Investments-19.5%
(Cost $2,354,753)		2,354,753
Total Investments in Securities-93.1%
(Cost $6,302,034)(c)	$11,210,830
Assets less other liabilities – 6.9%		829,565
Net Assets-100.0%	$12,040,395
(Equivalent to $6.52 per shared based on 1,847,633 shares of capital stock outstanding)
(a) Percentages are based on net assets of
$12,040,395
(b) Non-income producing investment

(c) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                        $4,969,407

Unrealized depreciation                            (60,611)

Net unrealized appreciation                  $4,908,796

Common Stock by Country
Country	Percent	Value
United States	52.48%	$4,542,281
United Kingdom	24.65%	2,132,346
Switzerland	9.79%	847,674
Belgium	7.56%	654,516
Denmark	5.52%	477,660
	100%	$8,654,477

Common Stock by Sector *
Sector	Percent	Value
Investment Managers	15.4%	$1,853,934
Information & Research
Services	13.7%	1,649,138
Specialty Chemicals	12.7%	1,531,893
Biotechnology	8.7%	1,052,664
Pharmaceuticals	7.3%	877,460
Confection	5.2%	624,730
Manufacturing	4.0%	477,660
Industrial Audio/Video Products	2.6%	308,586
Electronic Components	2.3%	278,412
Other	28.1%	3,358,918
	100%	$12,040,395

* Based on Total Net Assets

Z-Seven Fund, Inc.

Statement of Assets and Liabilities

at June 30, 2007  (Unaudited)

Assets

Investments in securities, at value

(identified cost $6,302,034)	$11,210,830
Foreign currency, at value
(identified cost $903,878)	906,962
Dividends, tax reclaims and interest
receivable	98,932
Prepaid expenses and other assets	1,244

Total Assets	12,217,968

Liabilities

Due to custodian	93,835
Accrued expenses and other liabilities	45,410
Due to investment advisor	28,725
Unrealized loss on forward foreign
exchange contracts	9,603
Total liabilities	177,573

Net Assets	$ 12,040,395

Net Assets Represented By
Capital stock, $1.00 par value:
7,700,000 shares authorized,
3,268,858 shares issued	$ 3,268,858
Additional paid-in capital	19,931,141
Treasury stock, 1,421,225 shares at cost	(10,809,759)
$ 12,390,240

Accumulated net investment income	16,538
Accumulated net realized loss on
investments, options and currency
transactions	(5,275,191)
Net unrealized gain on investments,
options and currency transactions	4,908,808

Net Assets (equivalent to $6.52 per
share based on 1,847,633 shares of
capital stock outstanding)	$ 12,040,395

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividends (net of foreign withholding
tax of $10,888)	$ 115,003
Interest	49,772
Total investment income	164,775
Expenses:
Investment advisory base fee $73,217
Less: Performance Penalty (8,664)
Net Investment Advisory Fee	64,553
Professional fees	32,956
Administration fees	19,132
Directors’ fees and expenses	10,051
Accounting fees	10,042
Custodian fees	7,046
Transfer agent fees	4,931
Printing and postage	2,170
Insurance expense	249
Miscellaneous fees & other expenses	5,750
Total expenses	156,840
Net investment income	7,935
Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investments and
options	969,240
Net realized gain on forward contracts
and foreign currency transactions	85,841
Change in unrealized appreciation
(depreciation) of investments and
options transactions	(872,089)
Change in unrealized appreciation
(depreciation) of forward contracts
and foreign currency transactions	(13,190)
Net realized and unrealized gain on
investments, options and foreign
currency transactions	169,802
Net increase in net assets resulting
from operations	$ 177,737

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Statement of Changes in Net Assets

Year Ended December 31, 2006 and Six-month Period Ended June 30, 2007 (Unaudited)

	June 30, 2007	December 31
	(Unaudited)	2006

Operations
Net investment income	$7,935	$100,841
Net realized gain (loss) on
investments, options,
forward contracts and
currency transactions	1,055,081	(780,801)
Change in unrealized
appreciation (depreciation)
of investments, options,
Forward contracts and
currency transactions	(885,279)	1,825,251
Net increase in net assets
Resulting from operations	177,737	1,145,291

Distributions
From net investment income	-	(87,763)

Net increase in net assets	177,737	1,057,528

Net Assets
Beginning of Year	$11,862,658	$10,805,130
End of Period*	$12,040,395	$11,862,658

* Includes accumulated net
Investment gain (loss) of:	$16,538	$8,603

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Notes to Financial Statements

June 30, 2007 (Unaudited)

Note 1 – Significant Accounting Policies

Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983. See Note 11

The Fund’s investment objective is long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Securities traded on national securities exchanges, other than the London Stock Exchange or NASDAQ, are valued at the last sale price. Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).  Options are valued at the last bid price.  If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board).  Temporary investments in short-term money market securities are valued at market based on quoted third-party prices.  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Federal Income Taxes – It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to Shareholders – Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.  Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period.  When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions.  Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the Fund’s statement of operations.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.   FASB Interpretation No. 48 – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  FIN 48 is to be implemented no later than June 29, 2007 and is to be applied to all open tax years.  Management believes that the adoption of FIN 48 has no impact on the financial statements of the fund.

Note 2 – Treasury Stock Transactions

No shares were repurchased during the period ended June 30, 2007.

In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio.  A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value.  The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction.  At June 30, 2007, pursuant to filings with the SEC, Agape owned 16.47% of the Fund shares outstanding.  The Fund is obligated to register these shares for sale in the open market upon Agape’s request.

Note 3 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the six month period ended June 30, 2007, were:

	Common Stocks	Government Securities
Purchases	$ 0	$0
Sales	$ 1,390,677	$0

Note 4 – Foreign Currency Contracts

At June 30, 2007, the Fund had the following open forward currency contracts:

Foreign Currency/ Settlement	Local Currency	Market Value ($USD)	Unrealized Appreciation (Depreciation)
Sells:
British Pound:
7/23/07	500,000	1,002,752	(4,573)
Euro:
7/23/07	240,000	324,377	(2,275)
Swiss Franc:
7/23/07	360,000	294,343	(2,755)
$(9,603)

Note 5 – Options Transactions

The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding.  The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option).  This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold.  There is no guarantee that the closing sale transaction can be effected.  The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series.  Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time.  In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

The cost of option contracts purchased, and the proceeds from option contracts sold during the six months ended June 30, 2007 were $2,054,115 and $2,161,350, respectively.

Note 6 – Lease Commitments

The Fund is not currently obligated under any lease commitments, but does share certain operating expenses with the Fund’s investment adviser and its affiliates.  See Note 10.

Note 7 – Investment Advisory Fees and Performance Bonus/Penalties

TOP Fund Management is the Fund’s investment adviser (the “Adviser”).  Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser.  The agreement provides for base management fees (“base fees”) equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.  For the six month period ended June 30, 2007, the base management fees aggregated $73,217.

In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter.  The performance penalty can exceed the base fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%.  For the six month period ended June 30, 2007, a penalty of $8,664 was due and was subsequently paid.

The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, open-ending expenses, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees.  For the six month period ended June 30, 2007, no expense reimbursement was required.

Note 8 – Distributions to Shareholders

There was no distribution paid during the six month period ended June 30, 2007.  On December 26, 2006, a distribution of $0.0475 per share was declared.  The dividend was paid on December 29, 2006 to shareholders of record on December 26, 2006.  The tax character of each distribution was as follows:

Distributions Paid from Ordinary Income: $87,763

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Capital loss carry-forwards:	$(6,037,483)
Undistributed net investment income	8,603
Unrealized appreciation of
securities and currencies	5,784,574
Post-October losses:	(283,276)
Total	$(527,582)

     The difference between components of distributable earnings on a book basis and tax basis is primarily related to post-October losses.  Under the current tax-law, losses realized after October 31 prior to the Fund’s fiscal year-end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of market-to-market on forward contracts and options.

Note 9 – Federal Income Tax Information

At December 31, 2006, the Fund had a capital loss carry-forward of $6,037,483, which is scheduled to expire as follows: $4,464,540 in 2009, $787,444 in 2011, and $785,499 in 2014.  The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

Note 10 – Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses.  Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended.  The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

At June 30, 2007, Barry Ziskin, an officer and director of the Fund, owned 553,924 shares of the Fund's capital stock, which represents 29.98% of the total Fund shares.  He is also an officer and director of the Adviser.

As disclosed in the December 31, 2004 Annual Report and pursuant to Mr. Ziskin’s promise not to profit from his relationship with Z-Seven Fund every seven years, Mr. Ziskin gifted 24,959 of his Z-Seven shares to the Fund on June 30, 2005.  These shares were transferred to the Fund’s treasury shares account.  The transfer had the effect of reducing the number of Fund shares outstanding and increasing the Fund’s net asset value per share by $0.07.

The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates.  The Board has approved allocating shared office expenses based generally on the ratio of assets under management between the Fund and the Adviser’s affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.  The Adviser and its affiliates pay compensation related to performance of tasks for the Adviser and its affiliates and the Fund reimburses the Adviser for compensation related to performance of tasks for the Fund.    Gemini Fund Services, LLC assumed the back-office operations of the Fund on October 31, 2005.   Effective that date, the Adviser discontinued the allocation of office expenses to the Fund.

Note 11 – Subsequent Event

On July 31, 2007 the fund issued a press release indicating the fund would officially convert to an open ended investment company on August 1, 2007.  A copy of the fund’s new prospectus may be obtained by calling  877-600-9797.

Z-Seven Fund, Inc.

FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the periods.

	June 30,		December 31,
For the periods ended	2007		2006	2005	2004	2003	2002
	(Unaudited)
Net asset value, beginning of period	$6.42		$5.85	$5.57	$4.96	$4.12	$4.27
Net investment income (loss)	0.00		0.05	0.05	(0.08)	(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments
and currency transactions before income taxes	0.10		0.57	0.22	0.69	0.94	(0.05)
Total increase (decrease) from investment operations	0.10		0.62	0.27	0.61	0.84	(0.16) .16)
Distributions to shareholders from net investment income	0.00		(0.05)	(0.06)	0.00	0.00	0.00
Distributions to shareholders from net capital gains	0.00		0.00	0.00	0.00	0.00	0.00
Impact of treasury stock repurchases/gift	0.00		0.00	0.07	0.00	0.00	0.01
Net increase (decrease) in net asset value	0.10		0.57	0.28	0.61	0.84	(0.15)
Net asset value, end of period	$6.52		$6.42	$5.85	$5.57	$4.96	$4.12
Per share market value, end of period	$5.82		$5.98	$5.45	$4.35	$4.76	$3.26
Total investment return (a)	(2.7%)	(b)	10.5%	26.5%	(8.6%)	46.0%	(22.2%)
Ratio of expenses before performance bonus/penalty to average net assets (c)	2.8%	(d)	3.0%	3.4%	3.8%	3.8%	3.9%
Ratio of total expenses (credits) to average net assets (c)	3.0%	(d)	3.0%	3.4%	3.8%	4.0%	4.2%
Ratio of net investment income (loss) to average net assets (c)	0.1%	(d)	0.9%	0.9%	(1.6%)	(2.2%)	(2.5%)
Portfolio turnover rate	0.0%	(b)	0.0%	0.0%	0.0%	5.8%	38.8%
Number of shares outstanding at end of period (in 000's)	1,848		1,848	1,848	1,873	1,873	1,873
Net assets, end of period (in 000's)	12,040		11,863	10,805	10,430	9,289	7,708

(a)

Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.

(b)

Not annualized.

(c)

Ratios reflect expenses gross of expense-offset arrangements and waivers for the years ended December 31, 2002 through December 31, 2006 and the six months ended June 30, 2007.  In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44% respectively.

(d)

Annualized.

Z-Seven Fund Privacy Notice

Under a recent Securities and Exchange Commission (“SEC”) regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties.  This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC.  As a general matter, it is and has always been our policy not to disclose information about you in our possession.  We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on account applications, information forms, and other shareholder interactions;

•

Information about your transactions with us, our affiliates, or others; and

•

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Board of Directors

Anthony Hertl

Lydia Moore

William Poppe

Dr. Jeffrey Shuster

Rochelle Ziskin

Barry Ziskin

Investment Adviser

TOP Fund Management, Inc.

Officers:

Barry Ziskin

President/ Treasurer

Emile Molineaux

Corporate Secretary

David Jones

Chief Compliance Officer

Custodian

Investors Bank & Trust Company

Transfer Agent

Wells Fargo Bank Minnesota, N.A.

Shareowner Services

Independent Auditors

Tait, Weller & Baker

General Counsel

Blank, Rome

Markets Traded

O.T.C. Pink Sheets

Symbol: ZSEV.PK

Corporate Office

1819 South Dobson Road

Suite 207

Mesa, AZ 85202

(480) 897-6214

Fax (480) 345-9227 E-mail: zseven@getnet.com

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title) /s/ Barry Ziskin, President

                         ----------------------------------

Date September 7, 2007

     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Barry Ziskin, President

                        ------------------------

Date September 7, 2007